Related Parties	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions Disclosure
NOTE 20: RELATED PARTY TRANSACTIONS
The Company’s company-sponsored pension plan assets include an investment in a loan fund limited partnership managed by Oaktree Capital Management, L.P., which is affiliated with Oaktree Tribune, L.P., a principal shareholder of Tribune Media Company. The fair value of this investment was $30 million and $31 million at December 31, 2015 and December 28, 2014, respectively. The pension plan assets have included an investment in this fund since 2008.
Oaktree is affiliated with funds that held between 10% and 15% of the outstanding shares of HWW at the time the Company’s acquisition of HWW (see Note 5) was consummated and accordingly received a proportional share of the purchase price. The entry into the agreement was approved by the Company’s Audit Committee in accordance with the terms of the Company’s related person transactions policy.
The Secured Credit Facility syndicate of lenders includes funds affiliated with Oaktree. These funds held $38 million and $56 million of the Company’s Term B Loans and Former Term Loans at December 31, 2015 and December 28, 2014, respectively.